UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 4, 2011 (April 1, 2011)

Commission File Number: 0-24260

Amedisys, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5959 S. Sherwood Forest Blvd., Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02(e).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of April 1, 2011, Amedisys, Inc. (the “Company”) and Amedisys Holding, L.L.C. entered into a Retention Bonus Agreement (the “Agreement”) with each of Michael D. Snow, the Company’s Chief Operating Officer, and T.A. “Tim” Barfield, Jr., the Company’s Chief Development Officer. Pursuant to the terms of each of the Agreements, the Company has agreed to pay Mr. Snow a cash retention bonus in the amount of $103,125 and Mr. Barfield a cash retention bonus in the amount of $93,750.

Each of Mr. Snow’s and Mr. Barfield’s respective Agreements was approved by the Company’s Board of Directors upon the recommendation and approval of the Compensation Committee of the Board of Directors. The retention bonuses were paid in recognition of the value that each officer brings to Amedisys and in encouragement of their continued service to the Company.

Each of the Agreements contains a recoupment provision, requiring the officer to pay back to the Company, within five business days of written demand therefor:

•

100% of the retention bonus if he is terminated for “Cause” (as such term is defined in his Employment Agreement with the Company) or voluntarily resigns without “Good Reason” (as such term is defined in his Employment Agreement with the Company) before April 1, 2012;

•	66.67% of the retention bonus if he is terminated for “Cause” or voluntarily resigns without “Good Reason” on or after April 1, 2012 but before April 1, 2013; and

•	33.33% of the retention bonus if he is terminated for “Cause” or voluntarily resigns without “Good Reason” on or after April 1, 2013 but on or before April 1, 2014.

He/his estate would have no obligation to repay the retention bonus if he is terminated due to “Disability” (as such term is defined in his Employment Agreement with the Company) or upon “Retirement” (as such term is defined in his Employment Agreement with the Company) or death.

Copies of the Retention Bonus Agreements for Mr. Snow and Mr. Barfield are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K, and the description of the Agreements appearing above is qualified in its entirety by the provisions of the actual Agreements.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Retention Bonus Agreement dated April 1, 2011 by and among Amedisys, Inc., Amedisys Holding, L.L.C. and Michael D. Snow

10.2	Retention Bonus Agreement dated April 1, 2011 by and among Amedisys, Inc., Amedisys Holding, L.L.C. and T.A. Barfield, Jr

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Dale E. Redman
Dale E. Redman
Chief Financial Officer and Duly Authorized Officer

DATE: April 4, 2011

Exhibit Index

Exhibit No.	Description

10.1	Retention Bonus Agreement dated April 1, 2011 by and among Amedisys, Inc., Amedisys Holding, L.L.C. and Michael D. Snow

10.2	Retention Bonus Agreement dated April 1, 2011 by and among Amedisys, Inc., Amedisys Holding, L.L.C. and T.A. Barfield, Jr

4